Exhibit 10.15 to
Form 10-SB Registration Statement


                           CONVERTIBLE LOAN AGREEMENT

THIS LOAN AGREEMENT is dated the 19th day of March, 1996.

BETWEEN:
          GOLDEN QUEEN MINING CO. LTD., a company incorporated under the laws of British Columbia, having its principal executive office at Suite 211A, 104 South Freya Street, Spokane, Washington 99202.
          (hereinafter called the "Company")
AND:
          GOLDEN QUEEN MINING COMPANY, INC. a corporation incorporated under the laws of California, having its principal executive office at Suite 211A, 104 South Freya Street, Spokane, Washington 99202.
          (hereinafter called the "Borrower")
AND:
          THE LANDON T. CLAY CHARITABLE LEAD TRUST II, a charitable trust organized under the laws of the State of Massachusetts and having an office c/o Investors Bank and Trust, Box 1537, Boston, MA 02205 (Att:
          Amy Fahey), Account No. 4505422.
          (hereinafter called the "Lender")

     WHEREAS the Lender has agreed to provide a loan to the Borrower on the terms and conditions set forth hereunder;

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

     1.   INTERPRETATION

          DEFINED TERMS. As used in this Agreement, the following terms shall have the respective meanings specified in this section unless the context requires otherwise:

          1.1 CURRENCY. Unless otherwise specified herein, all statements of or references to dollar amounts herein are references to U.S. Dollars.

          1.2 INCLUDED WORDS. In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, corporations, partnerships, associations, trusts and unincorporated organizations and vice versa.

          1.3 HEADINGS. The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

          1.4 REFERENCES. Unless otherwise stated, a reference herein to an article or section refers to the appropriate article or section in this Agreement. A reference to "herein", "hereof", "hereto" or "hereunder" is a reference to this Agreement, including the Schedule hereto, together with any amendments hereof or modifications hereto.

          1.5 SCHEDULES. Schedule A is hereby incorporated in and forms a part of this Agreement.


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     2.   LOAN, CONVERSION TO COMMON SHARES AND RELATED MATTERS

          2.1 LOAN ADVANCE. On and subject to the terms and conditions hereof, the Lender hereby agrees to lend to the Borrower the amount of $600,000 (the "Advance") to be advanced against receipt of a Promissory Note in form attached hereto as Schedule A from the Borrower in respect of such advance upon satisfaction of the conditions set out in section 5 below.

          2.2 CONVERSION OF LOAN. Upon and subject to the provisions and conditions herein, the Lender shall have the right (the "Share Conversion Right"), at its option, to deliver to the Borrower from time to time a written notice (the "Conversion Notice") and the delivery of a Conversion Notice shall constitute an irrevocable election by the Lender to exercise its right (the "Share Conversion Right") to convert the whole or such portion of the Advance as is set forth in the Conversion Notice into Shares at the price of C$2.00 per Share (the "Conversion Price"). The Share Conversion Right shall extend only to the maximum number of whole Shares into which the Advance set forth in the Conversion Notice can be divided. In the case of a fractional interest an adjustment will be made to the next lowest whole number of Shares.

          2.3 ISSUE OF CERTIFICATES REPRESENTING SHARES. In the event of the exercise by the Lender of the Share Conversion Right, the Borrower shall deliver to the Lender, on the day that is two business days after the date of delivery of the Conversion Notice (the "Conversion Date"), a certificate or certificates registered in the name of the Lender representing the Shares to which the Lender is entitled to hereunder along with a cheque payable to the Lender in an amount equal to all accrued but unpaid interest on the portion of the Advance converted as of the Conversion Date. The Borrower represents and warrants, which representation and warranty shall survive any conversion, that such Shares delivered to the Lender will be duly authorized and validly allotted and issued as fully paid and non-assessable Common Shares without par value in the capital of the Company.

          2.4 DELIVERY OF PROMISSORY NOTE FOR CANCELLATION. Concurrently with the delivery of the certificates by the Borrower pursuant to Section 2.3 the Lender shall deliver the Note to the Borrower for cancellation and the Borrower shall issue a new convertible promissory note in the form attached hereto as Schedule A in the principal amount of the balance of the outstanding Principal Amount, if any, remaining following the exercise of the Conversion Right.

          2.5 ADJUSTMENT TO CONVERSION PRICE. If and whenever at any time prior to the Maturity Date (as defined below) (and so long as there is any principal amount of the Advance outstanding) the Company shall (i) subdivide the outstanding Shares into a greater number of Shares, (ii) consolidate the outstanding Shares into a smaller number of Shares, or (iii) issue to all or substantially all the holders of Shares by way of a stock dividend or otherwise Shares or securities convertible into Shares, the Conversion Price shall, on the effective date of such subdivision or consolidation or on the record date of such stock dividend, as the case may be, be adjusted to that amount which is the same proportion to the Conversion Price in effect immediately prior to such subdivision or consolidation or stock dividend as the number of outstanding Shares before giving effect to such subdivision or consolidation or stock dividend bears to the number of outstanding Shares after giving effect to such subdivision or consolidation or stock dividend. Such adjustment shall be made successively whenever any event referred to in this section 2.5 shall occur; and any such issue of Shares by way of stock dividend shall be deemed to have been made on the record date for the stock dividend for the purposes of calculating the number of Shares under sections 2.6.

          2.6 ADJUSTMENT TO CONVERSION PRICE UPON OTHER DISTRIBUTIONS BY COMPANY. If and whenever prior to the Maturity Date the Company shall fix a record date for the making of a distribution to all or substantially all the holders of Shares, (i) shares of any class other than Shares, whether of the Company or any other company, (ii) rights, options or warrants (other than those referred to in section 2.5 hereof), (iii) evidences of indebtedness, or (iv) any other assets, then, in each case, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be (a) the total number of Shares outstanding on such record date multiplied by the fair market value of such Shares (as determined by the Directors of the Company, acting in good faith, and subject to the prior written consent of The Toronto Stock Exchange), less (b) the aggregate fair market value (as determined by the Directors of the Company, acting in good faith, and subject to the prior written consent of The Toronto Stock Exchange) of such shares, rights, options, warrants, evidences of indebtedness or other assets issued or so distributed, and of which the denominator shall be the amount determined in (a) of this subsection; and any Shares owned or held by or for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such distribution is not so made, the Conversion Price shall be readjusted to


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the Conversion Price in effect immediately prior to the record date or to the
Conversion Price that would be then in effect based upon such shares, rights, options, warrants, evidences of indebtedness or other assets actually issued or distributed, as the case may be.

          2.7 PROVISO. No adjustment to the Conversion Price shall be made in respect of any event described in subsection 2.6 if the Lender is allowed to participate as if it had converted the Note prior to the applicable record date or effective date. The Lender acknowledges that its participation in such an event described in subsection 2.6 shall be subject to the prior written consent of The Toronto Stock Exchange.

          2.8 AMENDMENTS TO BE DELIVERED TO BORROWER. The Company shall not enter into a consolidation, merger or amalgamation with or into any other body corporate until the Company, the Borrower and the Lender execute and deliver all such amendments to the Share Conversion Right as are required by the Lender, acting reasonably, to ensure that the rights of the Lender under the Share Conversion Right are not adversely affected by such consolidation, merger or amalgamation.

          2.9 EXCHANGES RATES; CONVERSION BETWEEN US AND CANADIAN DOLLARS. For the purpose of determining the number of Common Shares to be issued to the Lender upon exercise of the Share Conversion Right, the rate of exchange between Canadian dollars and U.S. dollars (the "Rate of Exchange") shall be 1.3722 Canadian dollars per U.S. dollar, being the noon spot rate quoted by the Bank of Canada for purchases of U.S. dollars with Canadian dollars on February 29, 1996, the date notice to The Toronto Stock Exchange of the transaction contemplated hereby was given by the Company.

     3.   INTEREST

          3.1 RATES OF INTEREST. The Borrower shall pay interest ("Interest") to the Lender (c/o Account No. 4505422, as set forth on the first page of this Agreement) on the aggregate amount of the Advance outstanding at a rate per annum computed in all cases on the basis of a year of 360 days and determined for the actual days the Advance is outstanding from the date of the Advance at a rate equal to 9.5%. For the purposes of the INTEREST ACT (Canada), the annual rate to which the foregoing rate is applicable is the foregoing rate multiplied by the number of days in the year (being 365 or 366, as the case may be) divided by 360.

          3.2 CALCULATION AND PAYMENT OF INTEREST. Interest on the Advance and all other amounts owing to the Lender under the terms of this Agreement will be calculated and compounded semi-annually in arrears and in respect of any six month period during which any amounts are outstanding hereunder and shall be paid by the Borrower to the Lender on the third Business Day after the end of each six month period.

          3.3 OVERDUE PAYMENTS. Any amount not paid when due hereunder will bear interest from the due date until paid in full at the rate of interest determined pursuant to section 3.1.

     4.   PAYMENT

          4.1 REPAYMENT. Subject to other provisions hereof requiring earlier repayment, the Borrower shall pay to the Lender (c/o Account No. 4505422, as set forth on the first page of this Agreement) the balance outstanding of the Advance and Interest and all other Indebtedness in full on March 19, 1998 (the "Maturity Date").

          4.2 OPTIONAL PREPAYMENT. The Borrower may not prepay the Advance in whole or in part at any time without the prior written consent of the Lender.

          4.3 ACCELERATION BY LENDER. If the Company, within six months of the date of this Agreement, completes an offering of Shares or securities convertible into Shares pursuant to which net proceeds to the Company (after deduction of all expenses associated with such offering) are at least $5,000,000, the Lender may, within 30 days of completion of such offering, provide written notice to the Borrower that the Lender has elected to accelerate the term of the Advance and the Borrower shall within 10 Business Days of receipt of such notice repay the principal amount of the Advance then outstanding against delivery of the Promissory Note by the Lender.


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          4.4  PAYMENTS IN IMMEDIATELY AVAILABLE FUNDS.  All payments required to be made hereunder shall be made in immediately available funds to such accounts as the Lender may from time to time designate, free and clear of and without any withholding or deduction for present or future Taxes. If, for the purposes of obtaining judgment in any court in any country, it becomes necessary to convert into any other currency (the "Judgment Currency") an amount due in U.S. Dollars, the conversion shall be made at the Rate of Exchange.

          4.5 PAYMENT WITHHOLDINGS. In the event that any applicable law requires that any Tax be withheld from any amount paid or payable hereunder, the Borrower shall pay on demand to the Lender such additional amounts (including any Tax payable in respect of such additional amounts) as may be necessary in order that every net dollar received by the Lender with respect to principal, interest and other amounts required hereunder will not be less than the full amount provided for herein.

     5.   CONDITIONS TO ADVANCES

          5.1 CONDITIONS PRECEDENT TO THE ADVANCE. The obligation of the Lender to make the Advance is subject to the fulfillment of the following conditions precedent on or prior to the date hereof:

          5.2 WAIVER OF CONDITIONS PRECEDENT. The Lender may, at its option, waive compliance by the Company or the Borrower with any condition precedent to its obligations to make the Advance. No waiver of any such condition precedent will constitute a waiver with respect to any other condition precedent.

     6.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER

          6.1 GENERAL. The Company and the Borrower represents and warrants to the Lender as follows (and acknowledges that the Lender is relying upon the representations and warranties set out herein and that no investigation at any time made by or on behalf of the Lender or any information which has or may hereafter come to the Lender's attention will diminish in any respect whatsoever its rights to rely thereon):

          6.2  EXISTENCE.

          6.3  AUTHORIZED CAPITAL.

          6.4  CORPORATE POWER.

          6.5 AUTHORITY. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all necessary corporate actions of the Company and, upon its execution and delivery, this Agreement will constitute legal, valid and binding agreements enforceable against the Company in accordance with its terms.Material Adverse Change. There has been no material adverse change in the business, assets, financial condition or prospects of the Company or any of its Subsidiaries since May 31, 1995.

          6.6 ISSUANCE OF SHARES. The Shares will, upon their issuance, be duly authorized and validly allotted and issued as fully paid and non-assessable shares in the capital of the Company, free and clear of any and all mortgages, liens and encumbrances and listed and posted for trading on the Toronto Stock Exchange.

          6.7 NO RESALE RESTRICTIONS. The Shares issuable upon conversion of the principal amount of the Promissory Note issued in respect of the Advance will be subject to a 12-month hold period under the SECURITIES ACT (British Columbia) commencing on the date of issuance of the Promissory Note upon the conversion of which they were issued and may also be subject to other restrictions on resale under applicable laws and regulatory requirements, and any sale by the Lender of such Shares must be made in compliance with or on the basis of an exemption from the registration and prospectus requirements of applicable securities legislation.

          6.8 REPORTING ISSUER STATUS. The Company is a reporting issuer under the securities legislation of British Columbia and Ontario and is in compliance with the requirements of the securities legislation of British Columbia and is, other than with respect to omissions which do not have and could not reasonably be expected to have a material adverse effect on the Borrower, in compliance with the requirements of the securities legislation of, Ontario and British Columbia.

          6.9 REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender represents and warrants to the Borrower and the Company (and acknowledges that the Borrower and the Company are relying upon the representations and warranties set out herein and that no investigation at any time made by or on behalf of the Borrower or the Company or any information which has or may hereafter come to the their attention will diminish in any respect whatsoever their rights to rely thereon) that the Lender has all necessary capacity to enter into and carry out its obligations under this Agreement


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and this Agreement has been duly executed and delivered by the Lender and will constitute legal, valid and binding agreements enforceable against the Lender in accordance with its terms. The Lender agrees to execute all necessary undertakings and acknowledgements prescribed by regulatory authorities and the Vancouver and Toronto Stock Exchanges in connection with the transaction contemplated in this Agreement.

     7.   COVENANTS OF THE COMPANY

          COVENANTS OF THE BORROWER. The Borrower covenants and agrees with the Company that upon delivery of a Conversion Notice by the Lender to the Borrower from time to time pursuant to section 2.2 of this Agreement, the Borrower shall forthwith cause the number of common shares of the Borrower that is the next highest whole number of common shares equal one-tenth the number of Shares issuable by the Company pursuant to such Conversion Notice to be issued to the Company as fully paid and non-assessable common shares in the capital of the Borrower and shall cause a certificate or certificates representing such shares to be delivered to the Company.

     8.   EVENTS OF DEFAULT AND REMEDIES

          8.1 EVENTS OF DEFAULT. Subject to the expiry of the applicable grace period, if any, set out below, the occurrence of any of the following events (herein called an "Event of Default") will, at the option of the Lender, terminate all obligations of the Lender hereunder and in addition to and not in limitation of all rights of the Lender to demand the repayment of all Indebtedness will, at the option of the Lender, make the principal amount of the Advance, Interest and all other Indebtedness immediately due and payable, all without demand, presentment, notice or further notice, as the case may be, all of which are hereby expressly waived:

               8.1.1 FAILURE TO REPAY PRINCIPAL. Failure to repay the principal amount of the Advance due hereunder within three Business Days of the due date thereof.

               8.1.2 FAILURE TO PAY INTEREST AND OTHER AMOUNTS. Failure to pay Interest or any other amount due hereunder within three Business Days of the due date thereof.

               8.1.3 BREACH OF COVENANT. Failure by the Borrower to perform or observe any term, covenant or condition of this Agreement, other than the payment of the principal amount of the Advance, Interest or other amounts owing hereunder, and any such failure continues unremedied for a period of five days after the receipt of written notice thereof from the Lender, provided that if the failure can not, in the reasonable opinion of the Lender, by its nature be cured within such five day period, the Borrower will not be considered to be in default if and for so long as the failure has not had a material adverse effect on the Borrower or the Project and the Borrower proceeds with all reasonable dispatch to take the necessary remedial action.

               8.1.4 INSOLVENCY, RECEIVER OR TRUSTEE. The Borrower or the Company becomes insolvent, admits in writing its inability to pay its debts as they mature or become due, makes any assignment for the benefit of its creditors seeks relief under any moratorium or reorganization statute, or applies for or consents to the appointment of or the taking of possession by a liquidator, custodian, receiver, receiver-manager, assignee, sequestrator, trustee or similar official for it or for a substantial part of its properties, assets or businesses, or such a liquidator, custodian, receiver, receiver-manager, assignee, sequestrator or trustee or similar official otherwise is appointed and is not discharged within 20 days after such appointment unless the relevant company is in good faith contesting such appointment.

               8.1.5 BANKRUPTCY OR DISSOLUTION. Any bankruptcy, insolvency, reorganization, liquidation or winding-up proceeding in respect of the Borrower or the Company other proceeding for relief by the Borrower or the Company under any bankruptcy, insolvency, relief of debtors or other similar legislation, whether now or hereafter in effect, is instituted by or against the Borrower or the Company, unless such proceeding is terminated within 20 days after its institution, or any order, judgment or decree is entered in respect of the Borrower or the Company decreeing its liquidation, dissolution, division or winding-up or other similar action, or a meeting is called of or a proposal is made to a substantial portion of the creditors of the Borrower or the Company for the purpose of effecting a composition, moratorium or extension of debt.


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               8.1.6   BREACH OF REPRESENTATION OR WARRANTY.  Any representation
or warranty made or deemed to be made herein or in any agreement or other document contemplated hereby or in any statement or certificate at any time given in writing pursuant hereto or in connection herewith is, at the time given, made or deemed to be made, inaccurate, false or misleading.

               8.1.7 REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower or the Company has not at that time remedied all outstanding Events of Default, the Lender may, in its sole discretion, by written notice of default given to the Borrower, declare this Agreement to be in default. If the Borrower or the Company fails to cure all outstanding Events of Default within 10 days from the receipt by it of the notice of default, then at any time thereafter, or concurrently with the receipt by the Borrower of the notice of default in the case of the Event of Default for which there is no grace period, the Lender in its sole discretion and subject to compliance with any mandatory requirements of applicable law then in effect, may exercise any or all of the following rights and take any or all of the following actions (each without prejudice to the Lender's right to convert into common shares of the Company the principal amount of the Promissory Notes issued in respect of the Advance outstanding at such time):

               8.1.8 REMEDIES CUMULATIVE. No remedy herein conferred on the Lender is intended to be exclusive. Each remedy is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any of such remedies will not preclude the simultaneous or subsequent exercise by the Lender of any other such remedies.

               8.1.9 WAIVER. The Lender may, in its sole discretion, by written instrument at any time and from time to time, waive any breach by the Borrower or the Company of any of the covenants herein. No course of dealing between the parties hereto nor any delay in exercising any rights hereunder or under any other security will operate as a waiver of any rights of the Lender.

               8.1.10 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder will operate as a waiver thereof and no single or partial exercise of any such power, right or privilege will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. All rights and remedies existing under this Agreement, the Promissory Notes to be issued in respect of the Advance are cumulative to and not exclusive of any rights or remedies otherwise available.

     9.   MISCELLANEOUS

          9.1 NOTICES. Any notice, direction or other instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivering the same to the appropriate address set out below or by sending the same by telecopier to the appropriate address set out below:

          9.2 SET-OFF OR COUNTERCLAIM. The obligation of the Borrower to pay or perform the Indebtedness is absolute and unconditional and will not be limited or affected by any circumstance including, without limitation:

               AMENDMENTS. This Agreement and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. Any such amendment shall be subject to and conditional upon the written approval of The Toronto Stock Exchange.

          9.3 TIME OF ESSENCE. Time is of the essence of this Agreement in respect of all payments to be made hereunder and all covenants and agreements to be performed and fulfilled. Any extension of time hereunder will not be deemed to be or to operate at law as a waiver on the part of the Lender of this provision that time is of the essence of this Agreement.

          9.4 ASSIGNMENT. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties.


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          9.5  SEVERABILITY.  If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

          9.6 PARTIES IN INTEREST. This Agreement will enure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

          9.7 APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereto will be governed by the laws of British Columbia and the laws of Canada applicable therein, except as may otherwise be expressly provided herein or therein. The parties hereby attorn to the non-exclusive jurisdiction of the courts of British Columbia.

          9.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof except as otherwise provided herein.

          9.9 EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and both of which together shall constitute one and the same document.

          9.10 PAYMENT DATES. Unless otherwise provided herein, if the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a Business Day, then such act or payment will be performed or made on the next following Business Day.

          9.11 LENDER RECORDS. The records of the Lender as to the state of accounts between the parties shall constitute prima facie proof of the relevant fact.

          9.12 NO MERGER OF JUDGMENT. The taking of a judgment on any covenant contained herein or in the Escrow Agreement or the Pledge Agreement or any other agreement or document in respect of the Charge or the Share Pledge or any evidence of or security for payment of the Indebtedness or performance of the obligations herein contained does not operate as a merger of any such covenant, affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant set out herein or affect any of the rights or remedies of the Lender. Any such judgment will provide that interest thereon will be calculated at the same rate and in the same manner as herein provided at the date of default until such judgment is fully paid and satisfied.

          9.13 SURVIVAL. The representations, warranties, covenants and agreements herein contained shall survive the making by the Lender of the Advance and the conversion of the principal amount of the Promissory Notes to be issued in respect thereof into common shares of the Borrower and continue in full force and effect thereafter.

GOLDEN QUEEN MINING CO. LTD.

By:
    ---------------------------------

GOLDEN QUEEN MINING COMPANY, INC.

By:
    ---------------------------------

THE LANDON T. CLAY CHARITABLE LEAD TRUST II

By:
    ---------------------------------
       (Authorized Signatory)


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                                  Schedule "A"

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD THAT EXPIRES ON MARCH L, 1997 AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD PERIOD, EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND REGULATIONS MADE UNDER THAT ACT.


                      PROMISSORY NOTE AND CONVERSION RIGHT


     FOR VALUE RECEIVED, the undersigned promises to pay on demand to the order of The Landon T. Clay Charitable Lead Trust II the sum of Six Hundred Thousand Dollars ($600,000) of lawful money of the United States of America, together with Interest (as defined in the convertible loan agreement dated the 19th day of March, 1996 among Golden Queen Mining Co. Ltd., Golden Queen Mining Company, Inc. and Landon Clay (the "Agreement")) thereon from the date hereof.


     This Promissory Note and Conversion Right is issued pursuant to and is subject to the terms and conditions of the Agreement and evidences the right of The Landon T. Clay Charitable Lead Trust II to acquire securities of Golden Queen Mining Co. Ltd. pursuant to the terms of the Agreement. This Promissory Note and Conversion Right is not a negotiable instrument.


     IN WITNESS WHEREOF the undersigned have hereunto affixed their common seals in the presence of their proper officers duly authorized in that behalf this 19th day of March, 1996


GOLDEN QUEEN MINING COMPANY, INC. was hereunto affixed in the presence of:

GOLDEN QUEEN MINING CO. LTD. was hereunto affixed in the presence of:


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                           CONVERTIBLE LOAN AGREEMENT

THIS LOAN AGREEMENT is dated the 19th day of March, 1996.

BETWEEN:
          GOLDEN QUEEN MINING CO. LTD., a company incorporated under the laws of British Columbia, having its principal executive office at Suite 211A, 104 South Freya Street, Spokane, Washington 99202.
          (hereinafter called the "Company")
AND:
          GOLDEN QUEEN MINING COMPANY, INC. a corporation incorporated under the laws of California, having its principal executive office at Suite 211A, 104 South Freya Street, Spokane, Washington 99202.
          (hereinafter called the "Borrower")
AND:
          THE LANDON T. CLAY CHARITABLE LEAD TRUST DATED 11/30/83, a charitable trust organized under the laws of the State of Massachusetts and having an office c/o Investors Bank and Trust, Box 1537, Boston, MA 02205 (Att: Amy Fahey), Account No. 2111300.
          (hereinafter called the "Lender")

     WHEREAS the Lender has agreed to provide a loan to the Borrower on the terms and conditions set forth hereunder;

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

     1.   INTERPRETATION

          DEFINED TERMS. As used in this Agreement, the following terms shall have the respective meanings specified in this section unless the context requires otherwise:

          1.1 CURRENCY. Unless otherwise specified herein, all statements of or references to dollar amounts herein are references to U.S. Dollars.

          1.2 INCLUDED WORDS. In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, corporations, partnerships, associations, trusts and unincorporated organizations and vice versa.

          1.3 HEADINGS. The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

          1.4 REFERENCES. Unless otherwise stated, a reference herein to an article or section refers to the appropriate article or section in this Agreement. A reference to "herein", "hereof", "hereto" or "hereunder" is a reference to this Agreement, including the Schedule hereto, together with any amendments hereof or modifications hereto.

          1.5 SCHEDULES. Schedule A is hereby incorporated in and forms a part of this Agreement.

     2.   LOAN, CONVERSION TO COMMON SHARES AND RELATED MATTERS

          2.1 LOAN ADVANCE. On and subject to the terms and conditions hereof, the Lender hereby agrees to lend to the Borrower the amount of $400,000 (the "Advance") to be advanced against receipt of a Promissory Note in form attached hereto as Schedule A from the Borrower in respect of such advance upon satisfaction of the conditions set out in section 5 below.


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

          2.2 CONVERSION OF LOAN. Upon and subject to the provisions and conditions herein, the Lender shall have the right (the "Share Conversion Right"), at its option, to deliver to the Borrower from time to time a written notice (the "Conversion Notice") and the delivery of a Conversion Notice shall constitute an irrevocable election by the Lender to exercise its right (the "Share Conversion Right") to convert the whole or such portion of the Advance as is set forth in the Conversion Notice into Shares at the price of C$2.00 per Share (the "Conversion Price"). The Share Conversion Right shall extend only to the maximum number of whole Shares into which the Advance set forth in the Conversion Notice can be divided. In the case of a fractional interest an adjustment will be made to the next lowest whole number of Shares.

          2.3 ISSUE OF CERTIFICATES REPRESENTING SHARES. In the event of the exercise by the Lender of the Share Conversion Right, the Borrower shall deliver to the Lender, on the day that is two business days after the date of delivery of the Conversion Notice (the "Conversion Date"), a certificate or certificates registered in the name of the Lender representing the Shares to which the Lender is entitled to hereunder along with a cheque payable to the Lender in an amount equal to all accrued but unpaid interest on the portion of the Advance converted as of the Conversion Date. The Borrower represents and warrants, which representation and warranty shall survive any conversion, that such Shares delivered to the Lender will be duly authorized and validly allotted and issued as fully paid and non-assessable Common Shares without par value in the capital of the Company.

          2.4 DELIVERY OF PROMISSORY NOTE FOR CANCELLATION. Concurrently with the delivery of the certificates by the Borrower pursuant to Section 2.3 the Lender shall deliver the Note to the Borrower for cancellation and the Borrower shall issue a new convertible promissory note in the form attached hereto as Schedule A in the principal amount of the balance of the outstanding Principal Amount, if any, remaining following the exercise of the Conversion Right.

          2.5 ADJUSTMENT TO CONVERSION PRICE. If and whenever at any time prior to the Maturity Date (as defined below) (and so long as there is any principal amount of the Advance outstanding) the Company shall (i) subdivide the outstanding Shares into a greater number of Shares, (ii) consolidate the outstanding Shares into a smaller number of Shares, or (iii) issue to all or substantially all the holders of Shares by way of a stock dividend or otherwise Shares or securities convertible into Shares, the Conversion Price shall, on the effective date of such subdivision or consolidation or on the record date of such stock dividend, as the case may be, be adjusted to that amount which is the same proportion to the Conversion Price in effect immediately prior to such subdivision or consolidation or stock dividend as the number of outstanding Shares before giving effect to such subdivision or consolidation or stock dividend bears to the number of outstanding Shares after giving effect to such subdivision or consolidation or stock dividend. Such adjustment shall be made successively whenever any event referred to in this section 2.5 shall occur; and any such issue of Shares by way of stock dividend shall be deemed to have been made on the record date for the stock dividend for the purposes of calculating the number of Shares under sections 2.6.

          2.6 ADJUSTMENT TO CONVERSION PRICE UPON OTHER DISTRIBUTIONS BY COMPANY. If and whenever prior to the Maturity Date the Company shall fix a record date for the making of a distribution to all or substantially all the holders of Shares, (i) shares of any class other than Shares, whether of the Company or any other company, (ii) rights, options or warrants (other than those referred to in section 2.5 hereof), (iii) evidences of indebtedness, or (iv) any other assets, then, in each case, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be (a) the total number of Shares outstanding on such record date multiplied by the fair market value of such Shares (as determined by the Directors of the Company, acting in good faith, and subject to the prior written consent of The Toronto Stock Exchange), less (b) the aggregate fair market value (as determined by the Directors of the Company, acting in good faith, and subject to the prior written consent of The Toronto Stock Exchange) of such shares, rights, options, warrants, evidences of indebtedness or other assets issued or so distributed, and of which the denominator shall be the amount determined in (a) of this subsection; and any Shares owned or held by or for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such distribution is not so made, the Conversion Price shall be readjusted to the Conversion Price in effect immediately prior to the record date or to the Conversion Price that would be then in effect based upon such shares, rights, options, warrants, evidences of indebtedness or other assets actually issued or distributed, as the case may be.


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

          2.7 PROVISO. No adjustment to the Conversion Price shall be made in respect of any event described in subsection 2.6 if the Lender is allowed to participate as if it had converted the Note prior to the applicable record date or effective date. The Lender acknowledges that its participation in such an event described in subsection 2.6 shall be subject to the prior written consent of The Toronto Stock Exchange.

          2.8 AMENDMENTS TO BE DELIVERED TO BORROWER. The Company shall not enter into a consolidation, merger or amalgamation with or into any other body corporate until the Company, the Borrower and the Lender execute and deliver all such amendments to the Share Conversion Right as are required by the Lender, acting reasonably, to ensure that the rights of the Lender under the Share Conversion Right are not adversely affected by such consolidation, merger or amalgamation.

          2.9 EXCHANGES RATES; CONVERSION BETWEEN US AND CANADIAN DOLLARS. For the purpose of determining the number of Common Shares to be issued to the Lender upon exercise of the Share Conversion Right, the rate of exchange between Canadian dollars and U.S. dollars (the "Rate of Exchange") shall be 1.3722 Canadian dollars per U.S. dollar, being the noon spot rate quoted by the Bank of Canada for purchases of U.S. dollars with Canadian dollars on February 29, 1996, the date notice to The Toronto Stock Exchange of the transaction contemplated hereby was given by the Company.

     3.   INTEREST

          3.1 RATES OF INTEREST. The Borrower shall pay interest ("Interest") to the Lender (c/o Account No. 2111300, as set forth on the first page of this Agreement) on the aggregate amount of the Advance outstanding at a rate per annum computed in all cases on the basis of a year of 360 days and determined for the actual days the Advance is outstanding from the date of the Advance at a rate equal to 9.5%. For the purposes of the INTEREST ACT (Canada), the annual rate to which the foregoing rate is applicable is the foregoing rate multiplied by the number of days in the year (being 365 or 366, as the case may be) divided by 360.

          3.2 CALCULATION AND PAYMENT OF INTEREST. Interest on the Advance and all other amounts owing to the Lender under the terms of this Agreement will be calculated and compounded semi-annually in arrears and in respect of any six month period during which any amounts are outstanding hereunder and shall be paid by the Borrower to the Lender on the third Business Day after the end of each six month period.

          3.3 OVERDUE PAYMENTS. Any amount not paid when due hereunder will bear interest from the due date until paid in full at the rate of interest determined pursuant to section 3.1.

     4.   PAYMENT

          4.1 REPAYMENT. Subject to other provisions hereof requiring earlier repayment, the Borrower shall pay to the Lender (c/o Account No. 2111300, as set forth on the first page of this Agreement) the balance outstanding of the Advance and Interest and all other Indebtedness in full on March 19, 1998 (the "Maturity Date").

          4.2 OPTIONAL PREPAYMENT. The Borrower may not prepay the Advance in whole or in part at any time without the prior written consent of the Lender.

          4.3 ACCELERATION BY LENDER. If the Company, within six months of the date of this Agreement, completes an offering of Shares or securities convertible into Shares pursuant to which net proceeds to the Company (after deduction of all expenses associated with such offering) are at least $5,000,000, the Lender may, within 30 days of completion of such offering, provide written notice to the Borrower that the Lender has elected to accelerate the term of the Advance and the Borrower shall within 10 Business Days of receipt of such notice repay the principal amount of the Advance then outstanding against delivery of the Promissory Note by the Lender.

          4.4 PAYMENTS IN IMMEDIATELY AVAILABLE FUNDS. All payments required to be made hereunder shall be made in immediately available funds to such accounts as the Lender may from time to time designate, free and clear of and without any withholding or deduction for present or future Taxes. If, for the purposes of obtaining judgment in any court in any country, it becomes necessary to convert into any other currency (the "Judgment Currency") an amount due in U.S. Dollars, the conversion shall be made at the Rate of Exchange.

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

          4.5 PAYMENT WITHHOLDINGS. In the event that any applicable law requires that any Tax be withheld from any amount paid or payable hereunder, the Borrower shall pay on demand to the Lender such additional amounts (including any Tax payable in respect of such additional amounts) as may be necessary in order that every net dollar received by the Lender with respect to principal, interest and other amounts required hereunder will not be less than the full amount provided for herein.

     5.   CONDITIONS TO ADVANCES

          5.1 CONDITIONS PRECEDENT TO THE ADVANCE. The obligation of the Lender to make the Advance is subject to the fulfillment of the following conditions precedent on or prior to the date hereof:

          5.2 WAIVER OF CONDITIONS PRECEDENT. The Lender may, at its option, waive compliance by the Company or the Borrower with any condition precedent to its obligations to make the Advance. No waiver of any such condition precedent will constitute a waiver with respect to any other condition precedent.

     6.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER

          6.1 GENERAL. The Company and the Borrower represents and warrants to the Lender as follows (and acknowledges that the Lender is relying upon the representations and warranties set out herein and that no investigation at any time made by or on behalf of the Lender or any information which has or may hereafter come to the Lender's attention will diminish in any respect whatsoever its rights to rely thereon):

          6.2 AUTHORITY. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all necessary corporate actions of the Company and, upon its execution and delivery, this Agreement will constitute legal, valid and binding agreements enforceable against the Company in accordance with its terms.Material Adverse Change. There has been no material adverse change in the business, assets, financial condition or prospects of the Company or any of its Subsidiaries since May 31, 1995.

          6.3 ISSUANCE OF SHARES. The Shares will, upon their issuance, be duly authorized and validly allotted and issued as fully paid and non-assessable shares in the capital of the Company, free and clear of any and all mortgages, liens and encumbrances and listed and posted for trading on the Toronto Stock Exchange.

          6.4 NO RESALE RESTRICTIONS. The Shares issuable upon conversion of the principal amount of the Promissory Note issued in respect of the Advance will be subject to a 12-month hold period under the SECURITIES ACT (British Columbia) commencing on the date of issuance of the Promissory Note upon the conversion of which they were issued and may also be subject to other restrictions on resale under applicable laws and regulatory requirements, and any sale by the Lender of such Shares must be made in compliance with or on the basis of an exemption from the registration and prospectus requirements of applicable securities legislation.

          6.5 REPORTING ISSUER STATUS. The Company is a reporting issuer under the securities legislation of British Columbia and Ontario and is in compliance with the requirements of the securities legislation of British Columbia and is, other than with respect to omissions which do not have and could not reasonably be expected to have a material adverse effect on the Borrower, in compliance with the requirements of the securities legislation of, Ontario and British Columbia.

          6.6 REPRESENTATIONS AND WARRANTIES OF THE LENDER. The Lender represents and warrants to the Borrower and the Company (and acknowledges that the Borrower and the Company are relying upon the representations and warranties set out herein and that no investigation at any time made by or on behalf of the Borrower or the Company or any information which has or may hereafter come to the their attention will diminish in any respect whatsoever their rights to rely thereon) that the Lender has all necessary capacity to enter into and carry out its obligations under this Agreement and this Agreement has been duly executed and delivered by the Lender and will constitute legal, valid and binding agreements enforceable against the Lender in accordance with its terms. The Lender agrees to execute all necessary undertakings and acknowledgements prescribed by regulatory authorities and the Vancouver and Toronto Stock Exchanges in connection with the transaction contemplated in this Agreement.


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

     7. COVENANTS OF THE BORROWER. The Borrower covenants and agrees with the Company that upon delivery of a Conversion Notice by the Lender to the Borrower from time to time pursuant to section 2.2 of this Agreement, the Borrower shall forthwith cause the number of common shares of the Borrower that is the next highest whole number of common shares equal one-tenth the number of Shares issuable by the Company pursuant to such Conversion Notice to be issued to the Company as fully paid and non-assessable common shares in the capital of the Borrower and shall cause a certificate or certificates representing such shares to be delivered to the Company.

     8.   EVENTS OF DEFAULT AND REMEDIES

          8.1 EVENTS OF DEFAULT. Subject to the expiry of the applicable grace period, if any, set out below, the occurrence of any of the following events (herein called an "Event of Default") will, at the option of the Lender, terminate all obligations of the Lender hereunder and in addition to and not in limitation of all rights of the Lender to demand the repayment of all Indebtedness will, at the option of the Lender, make the principal amount of the Advance, Interest and all other Indebtedness immediately due and payable, all without demand, presentment, notice or further notice, as the case may be, all of which are hereby expressly waived:

               8.1.1 FAILURE TO REPAY PRINCIPAL. Failure to repay the principal amount of the Advance due hereunder within three Business Days of the due date thereof.

               8.1.2 FAILURE TO PAY INTEREST AND OTHER AMOUNTS. Failure to pay Interest or any other amount due hereunder within three Business Days of the due date thereof.

               8.1.3 BREACH OF COVENANT. Failure by the Borrower to perform or observe any term, covenant or condition of this Agreement, other than the payment of the principal amount of the Advance, Interest or other amounts owing hereunder, and any such failure continues unremedied for a period of five days after the receipt of written notice thereof from the Lender, provided that if the failure can not, in the reasonable opinion of the Lender, by its nature be cured within such five day period, the Borrower will not be considered to be in default if and for so long as the failure has not had a material adverse effect on the Borrower or the Project and the Borrower proceeds with all reasonable dispatch to take the necessary remedial action.

               8.1.4 INSOLVENCY, RECEIVER OR TRUSTEE. The Borrower or the Company becomes insolvent, admits in writing its inability to pay its debts as they mature or become due, makes any assignment for the benefit of its creditors seeks relief under any moratorium or reorganization statute, or applies for or consents to the appointment of or the taking of possession by a liquidator, custodian, receiver, receiver-manager, assignee, sequestrator, trustee or similar official for it or for a substantial part of its properties, assets or businesses, or such a liquidator, custodian, receiver, receiver-manager, assignee, sequestrator or trustee or similar official otherwise is appointed and is not discharged within 20 days after such appointment unless the relevant company is in good faith contesting such appointment.

               8.1.5 BANKRUPTCY OR DISSOLUTION. Any bankruptcy, insolvency, reorganization, liquidation or winding-up proceeding in respect of the Borrower or the Company other proceeding for relief by the Borrower or the Company under any bankruptcy, insolvency, relief of debtors or other similar legislation, whether now or hereafter in effect, is instituted by or against the Borrower or the Company, unless such proceeding is terminated within 20 days after its institution, or any order, judgment or decree is entered in respect of the Borrower or the Company decreeing its liquidation, dissolution, division or winding-up or other similar action, or a meeting is called of or a proposal is made to a substantial portion of the creditors of the Borrower or the Company for the purpose of effecting a composition, moratorium or extension of debt.

               8.1.6 BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty made or deemed to be made herein or in any agreement or other document contemplated hereby or in any statement or certificate at any time given in writing pursuant hereto or in connection herewith is, at the time given, made or deemed to be made, inaccurate, false or misleading.

               8.1.7 REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower or the Company has not at that time remedied all outstanding Events of Default, the Lender may, in its sole discretion, by written notice of default given to the Borrower, declare this Agreement to be in default.


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

     If the Borrower or the Company fails to cure all outstanding Events of Default within 10 days from the receipt by it of the notice of default, then at any time thereafter, or concurrently with the receipt by the Borrower of the notice of default in the case of the Event of Default for which there is no grace period, the Lender in its sole discretion and subject to compliance with any mandatory requirements of applicable law then in effect, may exercise any or all of the following rights and take any or all of the following actions (each without prejudice to the Lender's right to convert into common shares of the Company the principal amount of the Promissory Notes issued in respect of the Advance outstanding at such time):

               8.1.8 REMEDIES CUMULATIVE. No remedy herein conferred on the Lender is intended to be exclusive. Each remedy is cumulative and is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or commencement of exercise by the Lender of any of such remedies will not preclude the simultaneous or subsequent exercise by the Lender of any other such remedies.

               8.1.9 WAIVER. The Lender may, in its sole discretion, by written instrument at any time and from time to time, waive any breach by the Borrower or the Company of any of the covenants herein. No course of dealing between the parties hereto nor any delay in exercising any rights hereunder or under any other security will operate as a waiver of any rights of the Lender.

               8.1.10 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder will operate as a waiver thereof and no single or partial exercise of any such power, right or privilege will preclude any other or further exercise thereof or the exercise of any other right, power or privilege. All rights and remedies existing under this Agreement, the Promissory Notes to be issued in respect of the Advance are cumulative to and not exclusive of any rights or remedies otherwise available.

     9.   MISCELLANEOUS

          9.1 NOTICES. Any notice, direction or other instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivering the same to the appropriate address set out below or by sending the same by telecopier to the appropriate address set out below:

          9.2 SET-OFF OR COUNTERCLAIM. The obligation of the Borrower to pay or perform the Indebtedness is absolute and unconditional and will not be limited or affected by any circumstance including, without limitation:

          9.3 AMENDMENTS. This Agreement and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. Any such amendment shall be subject to and conditional upon the written approval of The Toronto Stock Exchange.

          9.4 TIME OF ESSENCE. Time is of the essence of this Agreement in respect of all payments to be made hereunder and all covenants and agreements to be performed and fulfilled. Any extension of time hereunder will not be deemed to be or to operate at law as a waiver on the part of the Lender of this provision that time is of the essence of this Agreement.

          9.5 ASSIGNMENT. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties.

          9.6 SEVERABILITY. If any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

          9.7 PARTIES IN INTEREST. This Agreement will enure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.


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

          9.8 APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereto will be governed by the laws of British Columbia and the laws of Canada applicable therein, except as may otherwise be expressly provided herein or therein. The parties hereby attorn to the non-exclusive jurisdiction of the courts of British Columbia.

          9.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof except as otherwise provided herein.

          9.10 EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and both of which together shall constitute one and the same document.

          9.11 PAYMENT DATES. Unless otherwise provided herein, if the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a Business Day, then such act or payment will be performed or made on the next following Business Day.

          9.12 LENDER RECORDS. The records of the Lender as to the state of accounts between the parties shall constitute prima facie proof of the relevant fact.

          9.13 NO MERGER OF JUDGMENT. The taking of a judgment on any covenant contained herein or in the Escrow Agreement or the Pledge Agreement or any other agreement or document in respect of the Charge or the Share Pledge or any evidence of or security for payment of the Indebtedness or performance of the obligations herein contained does not operate as a merger of any such covenant, affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant set out herein or affect any of the rights or remedies of the Lender. Any such judgment will provide that interest thereon will be calculated at the same rate and in the same manner as herein provided at the date of default until such judgment is fully paid and satisfied.

          9.14 SURVIVAL. The representations, warranties, covenants and agreements herein contained shall survive the making by the Lender of the Advance and the conversion of the principal amount of the Promissory Notes to be issued in respect thereof into common shares of the Borrower and continue in full force and effect thereafter.

GOLDEN QUEEN MINING CO. LTD.

By: /s/ its duly authorized officer

GOLDEN QUEEN MINING COMPANY, INC.

By: /s/ its duly authorized officer

THE LANDON T. CLAY CHARITABLE LEAD TRUST DATED 11/30/83

By: /s/ its trustee


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

                                  Schedule "A"

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD THAT EXPIRES ON MARCH 1, 1997 AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD PERIOD, EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND REGULATIONS MADE UNDER THAT ACT.

                      PROMISSORY NOTE AND CONVERSION RIGHT

     FOR VALUE RECEIVED, the undersigned promises to pay on demand to the order of The Landon T. Clay Charitable Lead Trust Dated 11/30/83 the sum of Four Hundred Thousand Dollars ($400,000) of lawful money of the United States of America, together with Interest (as defined in the convertible loan agreement dated the 19th day of March, 1996 among Golden Queen Mining Co. Ltd., Golden Queen Mining Company, Inc. and Landon Clay (the "Agreement")) thereon from the date hereof.

     This Promissory Note and Conversion Right is issued pursuant to and is subject to the terms and conditions of the Agreement and evidences the right of The Landon T. Clay Charitable Lead Trust Dated 11/30/83 to acquire securities of Golden Queen Mining Co. Ltd. pursuant to the terms of the Agreement. This Promissory Note and Conversion Right is not a negotiable instrument.

     IN WITNESS WHEREOF the undersigned have hereunto affixed their common seals in the presence of their proper officers duly authorized in that behalf this 19th day of March, 1996

GOLDEN QUEEN MINING COMPANY, INC. was hereunto affixed in the presence of:

GOLDEN QUEEN MINING CO. LTD. was hereunto affixed in the presence of:


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